UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 26, 2025

PMGC Holdings Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-41875	33-2382547
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

c/o 120 Newport Center Drive, Ste. 249 Newport Beach, CA	92660
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 445-4886

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	ELAB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into Material Definitive Agreement

On October 26, 2025, AGA Precision Systems LLC (“AGA”), a California limited liability company and a wholly owned subsidiary of PMGC Holdings Inc. (the “Company”), entered into an Asset Purchase Agreement (“Asset Purchase Agreement”) with Indarg Engineering, Inc., a California corporation (“Seller,” and, together with AGA, the “Parties”). Pursuant to the Asset Purchase Agreement, AGA purchased and assumed from Seller all of the Purchased Assets of Seller’s Business (as defined below), free and clear of any liens or other Encumbrances, subject to the terms and conditions of the Asset Purchase Agreement, and assumed the Assumed Liabilities (as defined below). Capitalized terms used in this Current Report on Form 8-K (“Form 8-K”) but not otherwise defined have the meanings set forth in the Asset Purchase Agreement.

The Purchase Price for the Purchased Assets was $548,000.00, payable at Closing as follows: (a) $350,000.00 to be used to satisfy and discharge Seller’s outstanding Small Business Administration loan; (b) $28,000.00 to be paid to Seller at Closing; and (c) $170,000.00 to be paid pursuant to a two-year promissory note (“Note”) issued by AGA to the Seller, which Note will bear interest at the rate of eight percent (8%) per annum. The Note is secured by the equipment included in the Purchased Assets. At AGA’s sole option, AGA may prepay the Note in whole or in part at any time without penalty.

Pursuant to the Asset Purchase Agreement, AGA shall hire Seller’s Chief Executive Officer, pursuant to an employment agreement acceptable to the Parties. The employment agreement entered into by AGA and such individual provides for, amongst other things: a base salary and signing bonus; a discretionary bonus determined by AGA in its sole discretion; and eligibility to earn incentive compensation equal to a percentage of the net income generated from any sale or transaction that such individual directly drives or originates, as determined by AGA in its reasonable discretion. Additionally, AGA shall offer employment to all employees of Seller who are eligible and qualified to work in the State of California on such terms as AGA deems appropriate.

Subject to the terms and conditions set forth in the Asset Purchase Agreement, Seller agreed to non-compete provisions for a period commencing from the Closing Date to two (2) years thereafter (“Restricted Period”), which provisions apply to Seller and its Affiliates. Notwithstanding these non-compete provisions, Seller may own, directly or indirectly, solely as an investment, securities of any Person traded on any national securities exchange if Seller is not a controlling Person of, or a member of a group which controls, such Person and does not, directly or indirectly, own two percent (2%) or more of any class of securities of such Person. Seller also agreed to non-solicitation provisions applying to Seller and its Affiliates. These non-solicitation provisions do not apply to general solicitations which are not directed specifically to any employees of AGA.

The Parties additionally made customary representations and warranties for transactions of this nature and agreed to other customary covenants and indemnification provisions for transactions of this nature.

The transactions contemplated under the Asset Purchase Agreement were consummated on October 26, 2025.

“Assumed Liabilities” means: (a) all Liabilities with respect to the Assigned Contracts, but only to the extent that such Liabilities are required to be performed after the Closing Date, were incurred in the ordinary course of business, and do not relate to any failure to perform, improper performance, warranty, or other breach, default, or violation by AGA on or prior to the Closing; (b) all Liabilities arising under that certain real property lease agreement set forth in Section 1.03(a)(ii) of the Asset Purchase Agreement, but only to the extent that such Liabilities are to be performed after the Closing Date, were incurred in the ordinary course of business, and do not relate to any failure to perform, improper performance, warranty, or other breach, default, or violation by AGA on or prior to the Closing, and excluding (c) the Excluded Liabilities.

“Business” means the Seller’s business of providing high-tolerance precision machining services, including CNC machining, prototyping, and quality inspection.

The foregoing descriptions of each of the Asset Purchase Agreement and the Note do not purport to be complete and are each qualified in their entirety by reference to the full text of the Securities Purchase Agreement and the form of Note, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Form 8-K and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information set forth under Item 1.01 of this Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On October 28, 2025, the Company issued a press release, a copy of which is furnished as Exhibit 99.1 to this Form 8-K.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1+	Asset Purchase Agreement between AGA Precision Systems LLC and Indarg Engineering, Inc. dated October 26, 2025.
10.2	Form of Note.
99.1	Press Release dated October 28, 2025.
104	Cover Page Interactive Data File (formatted in Inline XBRL).

+	Portions of this exhibit have been redacted. The schedules, exhibits, or similar attachments have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company wil furnish copies of any schedules, exhibits or similar attachments to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2025

PMGC Holdings, Inc.

By:	/s/ Graydon Bensler
Name:	Graydon Bensler
Title:	Chief Executive Officer,
Chief Financial Officer, and Director

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